UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): December 31, 2004

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                          Oil Service HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

       DELAWARE                           333-52022              13-5674085
(State or other jurisdiction of    Commission File Number     (I.R.S. Employer
   incorporation)                                            Identification No.)
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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.        Financial Statements and Exhibits

                  (c)      Exhibits

                           99.1 Oil Service HOLDRS Trust Prospectus dated October 25, 2004 updating the Prospectus dated July 3, 2003.

                           99.2     Oil Service HOLDRS Trust Prospectus
                                    Supplement dated December 31, 2004 to
                                    Prospectus dated October 25, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MERRILL LYNCH, PIERCE, FENNER &
                                              SMITH INCORPORATED


Date: January 31, 2005                     By: /s/ MITCHELL M. COX
                                               ----------------------------
                                           Name:  Mitchell M. Cox
                                           Title: Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit
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(99.1) Oil Service HOLDRS Trust Prospectus dated October 25, 2004 updating the
       Prospectus dated July 3, 2003.

(99.2) Oil Service HOLDRS Trust Prospectus Supplement dated December 31, 2004 to
       Prospectus dated October 25, 2004.